UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
March 20, 2025
CALIBERCOS INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-41703	47-2426901
(Commission File Number)	(IRS Employer Identification No.)

8901 E. Mountain View Rd. Ste. 150, Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)
(480) 295-7600
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.001	CWD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On March 20, 2025, CaliberCos Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Mast Hill Fund, L.P. (the “Investor”) as the purchaser, pursuant to which the Company issued the Investor a senior secured promissory note in the aggregate principal amount of up to $1,666,666.67 (as the principal amount thereof may be increased pursuant to the terms thereof) (the “Note”), a common stock purchase warrant for the purchase of 200,000 shares of Class A common stock, par value $0.001 (“Common Stock”), with an initial exercise price of $0.75 per share, and 200,000 shares of Common Stock (the “Commitment Shares”).

Pursuant to the Purchase Agreement, the Company entered into a registration rights agreement (the “RRA”) with the Investor to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder, or any similar successor statute, and applicable state securities laws. The Company agreed to file with the Securities and Exchange Commission (“SEC”) an initial Registration Statement covering the maximum number of Registrable Securities (as defined in the RRA) within ten (10) business days from the date that the Company files with the SEC its Form 10-K for the period ended December 31, 2024.

Pursuant to the Purchase Agreement, the Company’s and several of its subsidiaries (the “Guarantors”) entered into a subsidiary guarantee (the “Subsidiary Guarantee”) in favor of the Investor pursuant to which the Guarantors guarantee all of the obligations of the Company under the Purchase Agreement, the Note, and other transaction documents.

The foregoing descriptions of the Purchase Agreement, the Note, the Warrant, the RRA, and the Subsidiary Guarantee do not purport to be complete and are qualified in their entirety by the terms and conditions of the Purchase Agreement, the Note, the Warrant, the RRA, and the Subsidiary Guarantee, respectively filed as Exhibit 10.1, Exhibit 4.1, Exhibit 4.2, Exhibit 10.2 and Exhibit 10.3 hereto and incorporated by reference herein.

Equity Line of Credit

Concurrent with the execution of the Purchase Agreement, the Company entered into an equity purchase agreement (the “Equity Purchase Agreement”) with the Investor pursuant to which the Company may sell and issue to the investor, and the investor may purchase from the Company, up to $25,000,000 of Common Stock (the “Put Shares”). Under the Equity Purchase Agreement, the Company has the right, but not the obligation, to direct the Investor, by its delivery to the Investor of a put notice from time to time, to purchase Put Shares (i) in a minimum amount not less than $5,000.00 and (ii) in a maximum amount up to the lesser of (a) $500,000.00 or (b) 40% of the Average Daily Trading Value (as defined in the Equity Purchase Agreement). In connection with the Equity Purchase Agreement, the Company issued the Investor a five year common stock purchase warrant for the purchase of 200,000 shares of the Common Stock at an initial exercise price of $1.50 per share (the “ELOC Warrant”).

The Company shall not effect any sales of the Put Shares under the Equity Purchase Agreement and the Investor shall not have the obligation to purchase Put Shares under the Equity Purchase Agreement to the extent that such issuance would exceed the Exchange Cap (as defined below). Shareholder approval is required to effectuate the transactions contemplated by the Equity Purchase Agreement, including but not limited to the issuance of Common Stock and the ELOC Warrant in excess of 1,568,811 shares of Common Stock (the “Exchange Cap”).

Pursuant to the Equity Purchase Agreement, the Company entered into a registration rights agreement (the “ELOC RRA”) with the Investor to provide certain registration rights under the Securities Act and the rules and regulations thereunder, or any similar successor statute, and applicable state securities laws. The Company agreed to file with the SEC an initial Registration Statement covering the maximum number of Registrable Securities (as defined in the ELOC RRA) within ten (10) business days from the date that the Company files with the SEC its Form 10-K for the period ended December 31, 2024.

The foregoing descriptions of the Equity Purchase Agreement, the ELOC RRA, and the ELOC Warrant do not purport to be complete and are qualified in their entirety by the terms and conditions of the Equity Purchase Agreement, the ELOC RRA, and the ELOC Warrant, respectively filed as Exhibit 10.4, Exhibit 10.5 and Exhibit 4.3 hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The securities described above have not been registered under the Securities Act or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act afforded by Section 4(a)(2) thereof.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Exhibit
4.1	Promissory Note, issued by the Company to the Investor
4.2	Common Stock Purchase Warrant, issued by the Company to the Investor
4.3	Common Stock Purchase Warrant, issued by the Company to the Investor
10.1	Securities Purchase Agreement, dated March 20, 2025, between the Company and the Investor
10.2	Registration Rights Agreement, dated March 20, 2025, between the Company and the Investor
10.3	Subsidiary Guarantee dated March 20, 2025, between the Company, the Guarantors (as defined in the Subsidiary Guarantee) and the Investor
10.4	Equity Purchase Agreement, dated March 20, 2025 between the Company and the Investor
10.5	Registration Rights Agreement, dated March 20, 2025, between the Company and the Investor
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CaliberCos Inc.

Date: March 26, 2025

	By:	/s/ John C. Loeffler, II
	Name:	John C. Loeffler, II
	Title:	Chairman and Chief Executive Officer